                          PLEDGE AND SECURITY AGREEMENT
                          -----------------------------


         PLEDGE AND SECURITY AGREEMENT (hereinafter, the "Pledge Agreement"), dated as of March ___, 2004, by and between CEDAR SHOPPING CENTERS PARTNERSHIP, L.P., a Delaware limited partnership having an address at c/o Cedar Shopping Centers, Inc., 44 South Bayles Avenue, Suite 304, Port Washington, New York 11050 (hereinafter, the "Borrower"), and FLEET NATIONAL BANK, a national banking association having an address at 100 Federal Street, 8th Floor, Boston, Massachusetts 02110, as agent under that certain Loan Agreement (hereinafter, the "Loan Agreement") dated January 30, 2004, by and among Borrower, Fleet National Bank and the other lending institutions which are or become parties to the Loan Agreement (Fleet National Bank and the other lending institutions which are or become parties to the Loan Agreement are hereinafter, collectively, referred to as the "Lenders" and individually as the "Lender"), and Fleet National Bank, as Agent (hereinafter, the "Agent").

                               W I T N E S S E T H
                               - - - - - - - - - -

         WHEREAS, pursuant to the Loan Agreement, the Agent and the Lenders have agreed to make a loan (hereinafter, the "Loan") to the Borrower in the aggregate principal amount of up to One Hundred Million Dollars ($100,000,000.00) upon the terms and subject to the conditions set forth therein.

         WHEREAS, the Borrower owns, directly, a 100% ownership interest in the following entity: Cedar Dubois, LLC, a Delaware limited liability company having an address at 44 South Bayles Avenue, Port Washington, New York 11050 (hereinafter, the "Borrower Subsidiary").

         WHEREAS, the Borrower Subsidiary has substantial financial dealings with the Borrower and are affiliated with the Borrower (by ownership and by contractual relationship and/or other meaningful business relationship), and the extension of credit and the providing of financial accommodations to the Borrower will enhance and benefit the business activities and interests of the Borrower Subsidiary.

         WHEREAS, as a condition to extending the Loan to the Borrower, the Agent and the Lenders have required the Borrower to execute and deliver this Pledge Agreement to secure the Borrower's obligations under the Loan Agreement.

         NOW, THEREFORE, in consideration of the premises and to induce the Lenders to make the Loan under the Loan Agreement, the Borrower hereby agrees with Agent and the Lenders as follows:

         1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Loan Agreement and used herein are so used as so defined (which defined terms are expressly incorporated herein by reference), and the following terms shall have the following meanings:

                  "Agent": as defined in the first paragraph of this Pledge Agreement.

                  "Borrower": as defined in the first paragraph of this Pledge Agreement.

                  "Borrower Subsidiary": as defined in the recitals of this Pledge Agreement.

                  "Collateral": means the Pledged Interests, the Pledged Obligations and all Proceeds thereof.

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                  "Consent": shall mean that certain Consent from the Borrower
         Subsidiary referenced in Section 4 of this Pledge Agreement.

                  "Lender" or "Lenders": as defined in the first paragraph of this Pledge Agreement.

                  "Loan": as defined in the recitals of this Pledge Agreement.

                  "Loan Agreement": as defined in the first paragraph of this Pledge Agreement.

                  "Obligations": means all indebtedness, obligations and liabilities of the Borrower to the Agent and/or any of the Lenders, whether now existing or hereafter arising, direct or indirect, absolute or contingent, under any one or more of: (i) this Pledge Agreement;
         (ii) the Loan Agreement, Note or any other Loan Document; and (iii) each of the same as hereafter modified, amended, extended or replaced, including, without limitation, the Obligations (as defined in the Loan Agreement).

                  "Pledge Agreement": means this Pledge and Security Agreement, as amended, supplemented or otherwise modified from time to time.

                  "Pledged Interests": means all right, title and interest of the Borrower, whether now owned or hereafter acquired, as the holder of the direct or indirect interests in the Borrower Subsidiary referred to in the recitals of this Pledge Agreement, together with all interests, certificates, options or rights of any nature whatsoever which may be issued or granted to the Borrower by the Borrower Subsidiary in respect thereof.

                  "Pledged Obligations": means all right, title and interest of the Borrower, whether now owned or hereafter acquired, in and to any and all obligations owed to the Borrower by the Borrower Subsidiary, whether now existing or hereafter incurred, and in and to all collateral granted to the Borrower or for the benefit of the Borrower as collateral security for such obligations.

                  "Proceeds": means (i) the Borrower's right, title and interest in and to all distributions, monies, fees, payments, compensations and proceeds now or hereafter payable in respect of the Pledged Interests and the Pledged Obligations, whether payable as profits, distributions, asset distributions, repayment of loans or capital or otherwise and including all "proceeds" as such term is defined in Section 9-102(a) of the UCC; (ii) all books, records, electronically stored data and information relating to the Pledged Interests and the Pledged Obligations and all rights of access to such books, records and information; (iii) all contract rights, general intangibles, instruments (as each such term is defined in Section 9-102(a) of the UCC), claims, powers, privileges, benefits and remedies of the Borrower relating to the foregoing; (iv) all additions to the Pledged Interests and the Pledged Obligations, all substitutions therefor and all replacements thereof; and (v) all cash or non-cash proceeds of any of the foregoing.

                  "UCC": means the Uniform Commercial Code from time to time in effect in The Commonwealth of Massachusetts; provided, that if by mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest granted hereunder in the Collateral is governed by the Uniform Commercial Code of a jurisdiction other than Massachusetts, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of provisions hereof relating to such perfection or effect of perfection or non-perfection.

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         2. Pledge; Grant of Security Interest. As security for the full and punctual payment and performance of the Obligations when due and payable (whether upon stated maturity, by acceleration or otherwise), Borrower hereby transfers, assigns, grants, bargains, sells, conveys, hypothecates, pledges, sets over, endorses over and delivers to Agent, on behalf of the Lenders, all the Pledged Interests, and Borrower hereby grants, pledges, hypothecates, transfers and assigns to Agent, on behalf of the Lenders, a continuing lien on and security interest in all of the Collateral.

         3. Delivery of Certificates, Instruments, Etc. The Borrower shall deliver to Agent:

                  (a) all original certificates, instruments and other documents, if any, evidencing or representing the Pledged Interests, concurrently with the execution and delivery of this Pledge Agreement; and

                  (b) the original certificates, instruments or other documents, if any, evidencing or representing all other Collateral (except for such Collateral which this Pledge Agreement specifically permits the Borrower to retain) within five (5) days after the Borrower's receipt thereof.

         4. Powers and Transfer Instruments. Concurrently with the delivery to the Agent of this Pledge Agreement and each certificate, if any, representing the Pledged Interests, the Borrower shall deliver a duly executed Consent from the Borrower Subsidiary.

         5. Representations and Warranties. The Borrower represents and warrants that:

                  (a) Except for the Consent, and any other consents as may be required in connection with any disposition of any portion of the Collateral by laws affecting the offering and sale of securities generally or as otherwise contemplated by the Loan Agreement, no consent of any other person or entity (including, without limitation, any owner or creditor of the Borrower), and no license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing (other than the filing of financing statements under the UCC in order to perfect a security interest in that portion of the Collateral in which a security interest is perfected by filing) or declaration with any governmental instrumentality is required in connection with (i) the execution, delivery, performance, validity or enforceability of this Pledge Agreement, (ii) the perfection or maintenance of the security interest created hereby (including the first priority nature of such security interest) or (iii) the exercise by the Agent of any rights provided for in this Pledge Agreement;

                  (b) The Pledged Interests in the Borrower Subsidiary constitute all of the ownership interests owned by the Borrower in the Borrower Subsidiary;

                  (c) All of the Pledged Interests have been duly and validly issued and are fully paid. No certificate or other instrument has been issued at any time to evidence the Pledged Interests. None of the ownership interests comprising the Collateral are dealt in or traded on securities exchanges or in securities markets, and none by its terms expressly provides that it is a security governed by Article 8 of the UCC or that it is an investment company security, and none is held in a securities account (as defined in Section 8-501 of the UCC);

                  (d) The Borrower is the sole holder of record and sole beneficial of, and has good and valid title to, the Pledged Interests in the Borrower Subsidiary, free of any and all liens or options in favor of, or claims of, any other Person, except the lien created by this Pledge Agreement;

                  (e) Upon the filing of the Form UCC-1 Statements referred to in Section 13 of this Pledge Agreement in the place or office of public record lawfully required to perfect a security interest therein, the lien granted pursuant to this Pledge Agreement will constitute a valid, perfected first priority lien with respect to that portion of the Collateral in which a security interest is perfected by the filing of a financing statement, enforceable as such against all creditors of Borrower and any persons purporting to purchase any of such Collateral from Borrower, subject to bankruptcy, insolvency, moratorium, and other similar laws of general applicability affecting creditors rights and general equity principles; and

                  (f) There are no restrictions on the transfer of the Collateral to the Agent hereunder, or with respect to any subsequent transfer thereof or realization thereupon by the Agent and/or the Lenders (or, if there are any such restrictions, such transfer restrictions have been duly waived by all required parties or consented to pursuant to the Consent), and, as set forth in the Consent, the Borrower has obtained all consents needed in connection with any such transfer or subsequent transfer, subject to matters resulting from the operation of law.

         6. Covenants. The Borrower covenants and agrees with Agent and the Lenders that from and after the date of this Pledge Agreement until this Pledge Agreement shall be terminated:

                  (a) If the Borrower shall, as a result of its ownership of the Pledged Interests, become entitled to receive or shall receive (i) any membership interests (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, (ii) any stock, (iii) any limited or general partnership interests (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, or (iv) any property other than cash, whether in addition to, in substitution of, as a conversion of, or in exchange for any of the Pledged Interests, or otherwise in respect thereof, the Borrower shall accept the same as Agent's agent, hold the same in trust for Agent and deliver the same forthwith to Agent in the exact form received, duly endorsed by the Borrower to Agent, if required, and, to the extent the same is in the form of a certificate, together with an undated assignment or power covering such certificate, duly executed in blank and with, if Agent so requests, signature guaranteed, to be held by Agent hereunder as additional security for the Obligations.

                  (b) Without the prior written consent of Agent, the Borrower shall not, directly or indirectly (i) vote to enable, or take any other action to permit, the issuer(s) of the Pledged Interests to issue any interests or shares, as applicable, or to issue any other securities convertible into or granting the right to purchase or exchange for any interests of the issuer(s) of the Pledged Interests, or (ii) sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Collateral, or (iii) create, incur or permit to exist any lien or option in favor of, or any claim of any person or entity with respect to, any of the Collateral, or any interest therein, except for the lien provided for by this Pledge Agreement and liens permitted under the Loan Agreement. The Borrower will defend the right, title and interest of Agent in and to the Collateral against the claims and demands of all Persons whomsoever.

                  (c) At any time and from time to time, upon the written request of Agent, and at the sole expense of the Borrower, the Borrower will promptly and duly execute and deliver such further instruments and documents and take such further actions as Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be promptly delivered to Agent, duly endorsed in a manner reasonably satisfactory to Agent, to be held as Collateral pursuant to this Pledge Agreement.

                  (d) The Borrower agrees to pay, and to indemnify and save Agent harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes (other than income taxes on the income of Agent or any of the Lenders) which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Pledge Agreement.

                  (e) The Borrower shall not exercise any right with respect to the Collateral which would dilute or adversely affect Agent's rights in the Collateral.

                  (f) Except as permitted in the Loan Agreement, the Borrower shall not enter into or consent to any amendment or modification of, or with respect to, the operating agreements of the Borrower Subsidiary without Agent's prior written consent in each instance, which consent shall not be unreasonably withheld, conditioned or delayed.

         7. Cash Dividends; Distributions; Voting Rights.

                  (a) Notwithstanding the preceding terms of this Pledge Agreement, unless an Event of Default shall have occurred and be continuing, the Borrower shall be permitted to exercise all voting rights with respect to the Pledged Interests; provided, however, that the Borrower shall not, without the prior written consent of Agent in each instance, which consent shall not be unreasonably withheld, conditioned or delayed, vote the Collateral in favor of, or consent to, any resolution or action which does or might:

                                 (i) impose any restrictions upon the sale, transfer or disposition of the Collateral other than restrictions, if any, the application of which is waived to the full satisfaction of the Agent as to the Collateral; or

                                (ii) result in the issuance of any additional interest in the Borrower Subsidiary, or of any class or series of security, which issuance might adversely affect the value of the Collateral; or

                               (iii)    vest additional powers, privileges,
                                        preferences or priorities to any other
                                        class or series of interest in the
                                        Borrower Subsidiary to the detriment of
                                        the value of, or rights accruing to, the Collateral; or

                                (iv)    to the extent prohibited in the Loan
                                        Agreement without Agent's consent,
                                        permit the Borrower Subsidiary to sell,
                                        transfer, assign, pledge, mortgage or
                                        otherwise encumber any property owned by any of them, or to incur any new indebtedness in respect of such property, unless Agent has given its prior written consent.

                  (b) Notwithstanding the preceding terms of this Pledge Agreement, but subject to the terms and provisions hereof relating to the rights and remedies of the Agent, so long as there is no Event of Default that is continuing, cash dividends, distributions and other payments in respect of the Collateral may be made by the to the Borrower, and may be retained, used and enjoyed by the Borrower.

         8. Rights of Agent.

                  (a) If an Event of Default shall have occurred and be continuing, Agent shall have the right to receive any and all cash dividends or distributions or other payments paid in respect of the Collateral and make application thereof to the Obligations, in such order as Agent, in its sole discretion, may elect. In connection therewith, if an Event of Default shall have occurred and be continuing, the Agent shall have the right to direct the issuer(s) of the Pledged Interests, and the obligors with respect to the Pledged Obligations, to pay all such cash dividends or distributions or other payment directly to the Agent or as otherwise directed by the Agent.

                  (b) If an Event of Default shall have occurred and be continuing, then all registered Pledged Interests, at Agent's option, shall be registered in the name of Agent or its nominee, and Agent or its nominee may thereafter exercise (x) all voting and other rights pertaining to such Pledged Interests, and (y) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such Pledged Interests as if Agent were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Interests upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the organizational structure of the Borrower, or upon the exercise by the Borrower or Agent of any right, privilege or option pertaining to such Pledged Interests, and in connection therewith, the right to deposit and deliver any and all of the Pledged Interests with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but Agent shall have no duty to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

                  (c) The rights of Agent hereunder shall not be conditioned or contingent upon the pursuit by Agent of any right or remedy against the Borrower or against any other person or entity which may be or become liable in respect of all or any part of the Obligations or against any other Collateral, any security therefor, any guarantee thereof, or right of offset with respect thereto. Agent shall not be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall it be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or any other person or entity or to take any other action whatsoever with regard to the Collateral or any part thereof.

         9. Actions By Agent. The Borrower hereby designates Agent as the attorney-in-fact of the Borrower to: (a) endorse in favor of Agent any of the Collateral following an Event of Default which is continuing; (b) cause the transfer of any of the Collateral in such name as Agent may from time to time determine following an Event of Default which is continuing; (c) renew, extend or roll over any Collateral following an Event of Default which is continuing;
(d) make, demand and initiate actions to enforce any of the Collateral or rights therein following an Event of Default which is continuing; and (e) take any other action to effectuate the terms and provisions of this Pledge Agreement following an Event of Default which is continuing. Following an Event of Default which is continuing, Agent may take such action with respect to the Collateral as Agent may reasonably determine to be necessary to protect and preserve its interest in the Collateral. Except as otherwise provided herein, all of the rights, remedies, powers, privileges and discretions included in this Section 9 may be exercised by Agent whether or not the Obligations are then due provided that an Event of Default has occurred and is continuing. The within designation and grant of power of attorney is coupled with an interest, is irrevocable until the lien created by this Pledge Agreement is terminated by a written instrument executed by a duly authorized officer of Agent or is required to be so terminated by the terms of the Loan Agreement. The power of attorney shall not be affected by subsequent disability or incapacity of the Borrower. Agent shall not be liable for any act or omission to act pursuant to this Section 9, except for any act or omission to act which is in actual bad faith, or constitutes gross negligence or willful misconduct.

         10. Remedies.

                  (a) If an Event of Default shall have occurred and be continuing, Agent may exercise, in addition to all other rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, Agent, if an Event of Default shall have occurred and be continuing, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below or required by the Loan Agreement) to or upon the Borrower, or any other person or entity (all and each of which demands, presentments, protests, advertisements or notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of Agent or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Borrower, which right or equity is hereby waived or released. Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of Agent hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as Agent may elect, and only after such application and after the payment by Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a) of the UCC, need Agent account for, and/or turnover, any surplus to the Borrower. To the extent permitted by applicable law, the Borrower waives all claims, damages and demands Borrower may acquire against Agent arising out of the exercise by Agent of any of its rights hereunder, except for any claims, damages and demands Borrower may have against Agent arising from the gross negligence or willful misconduct of Agent. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Borrower shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Obligations and the reasonable fees and disbursements of any attorneys employed by Agent to collect such deficiency.

                  (b) If any Event of Default, or other event which would entitle Agent or any of the Lenders to accelerate the Loan, occurs and is continuing, any deposits, balances or other sums credited by or due from Agent, any affiliate of Agent or FleetBoston Financial Corporation or any of the Lenders, or from any affiliate of Agent or FleetBoston Financial Corporation or any of the Lenders, to the Borrower may, to the fullest extent not prohibited by applicable law at any time or from time to time, without regard to the existence, sufficiency or adequacy of any other collateral, and without notice or compliance with any other condition precedent now or hereafter imposed by statute, rule of law or otherwise, all of which are hereby waived to the fullest extent permitted by law, be set off, appropriated and applied by Agent against any or all of the Obligations irrespective of whether demand shall have been made and although such Obligations may be unmatured, in such manner as Agent in its sole and absolute discretion may determine. Within three (3) Business Days of making any such set off, appropriation or application, Agent agrees to notify Borrower thereof, provided the failure to give such notice shall not affect the validity of such set off or appropriation or application. ANY AND ALL RIGHTS TO REQUIRE AGENT OR ANY OF THE LENDERS TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOAN, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

         11. Private Sales.

                  (a) The Borrower recognizes that Agent may be unable to effect a public sale of any or all the Pledged Interests, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Borrower acknowledges and agrees that any such private sale may result in prices and other terms less favorable to Agent than if such sale were a public sale. Agent shall be under no obligation to delay a sale of any of the Pledged Interests for the period of time necessary to permit the Borrower to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws, even if the Borrower would agree to do so.

                  (b) From and after the occurrence, and during the continuation, of an Event of Default, the Borrower further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make any sale or sales of all or any portion of the Pledged Interests pursuant to this Section 11 valid and binding and in compliance with any and all other applicable requirements of law; provided, however, that the Borrower shall not be under any obligation to register the Pledged Interests for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws. The Borrower further agrees that a breach of any of the covenants contained in this Section 11 will cause irreparable injury to Agent, that Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 11 shall be specifically enforceable against the Borrower, subject to bankruptcy, insolvency, moratorium, and other similar laws of general applicability affecting creditor's rights and general equity principles, and the Borrower hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred with respect to the Obligations.

         12. Limitation on Duties Regarding Collateral. Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9- 207 of the UCC or otherwise, shall be to deal with it in the same manner as Agent deals with similar securities and property for its own account. Neither Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower, or otherwise.

         13. Financing Statements; Other Documents.

                  (a) This Pledge Agreement constitutes an authenticated record, and the Borrower hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral, without the signature of Borrower, in such filing offices as the Agent shall reasonably deem appropriate, and the Borrower shall pay the Agent's reasonable costs and expenses incurred in connection therewith.

                  (b) The Borrower hereby agrees that a carbon, photographic, or other reproduction of this Pledge Agreement or of a financing statement signed by the Borrower shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions.

                  (c) The Borrower agrees to deliver any other document or instrument which Agent may reasonably request in connection with the administration and enforcement of this Pledge Agreement or with respect to the Collateral for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted.

         14. Powers Coupled with an Interest. All authorizations and agencies and powers herein contained with respect to the Collateral are irrevocable and coupled with an interest.

         15. Security Interest Absolute. All rights of the Agent hereunder, the grant of a security interest in the Collateral and all obligations of the Borrower, shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Loan Agreement, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (ii) any change in time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Note or any other agreement or instrument, (iii) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guarantee, for all or any of the Obligations, or (iv) any other circumstance which might otherwise constitute a defense available to (other than the defense of indefeasible payment), or a discharge of, the Borrower in respect of the Obligations or in respect of this Pledge Agreement.

         16. Fees and Expenses. To the extent provided in the Loan Agreement, the Borrower shall be obligated to pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts or agents which the Agent or any Lender may incur in connection with (i) the sale of, collection from, or other realization upon, any of the Collateral, or (ii) during the continuance of an Event of Default, the exercise or enforcement of any of the rights of the Agent hereunder. Any such amounts payable as provided hereunder or thereunder shall be additional obligations secured hereby.

         17. Termination. Upon the payment in full of the Obligations, in immediately available funds, including, without limitation, all unreimbursed costs and expenses, for which the Borrower is responsible, of the Agent and of each Lender, the Agent shall release the Collateral granted to the Agent as provided for herein. However, such release by the Agent shall not be deemed to terminate or release the Borrower from any obligation or liability under this Pledge Agreement which specifically by its terms survives the payment in full of the Obligations.

         18. Severability. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such

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



prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         19. Paragraph Headings. The paragraph headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction, or be taken into consideration in interpreting, this Pledge Agreement.

         20. No Waiver; Cumulative Remedies. Agent shall not by any act, delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of Agent, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Agent would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

         21. Waivers and Amendments; Successors and Assigns; Governing Law; Venue. None of the terms or provisions of this Pledge Agreement may be waived, amended, or otherwise modified except by a written instrument executed by the party against which enforcement of such waiver, amendment, or modification is sought. This Pledge Agreement shall be binding upon the Borrower and Agent, and the successors and assigns of each, and shall inure to the benefit of Agent and the Lenders, and their successors and assigns, and to the benefit of the Borrower and the Borrower's successors and permitted assigns; provided that the Borrower shall not have any right to (i) assign this Pledge Agreement or any interest herein, or (ii) assign any interest in the Collateral or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral or any part thereof, or any cash or property held by the Borrower as Collateral under this Pledge Agreement if any such assignment, pledge, encumbrance or grant would constitute a violation of the Loan Agreement. The rights of Agent under this Pledge Agreement shall automatically be transferred to any transferee to which Agent transfers the Note and the Loan Agreement pursuant to the terms thereof. The construction, interpretation, validity, enforceability and effect of all provisions of this Pledge Agreement including, but not limited to, the payment of the Obligations and the legality of the interest rate and other charges shall be construed and enforced in accordance with the internal laws of the Commonwealth of Massachusetts (without regard to conflicts of laws). The Borrower agrees to submit to non-exclusive personal jurisdiction in Suffolk County, in the Commonwealth of Massachusetts in any action or proceeding arising out of this Pledge Agreement and, in furtherance of such agreement, the Borrower hereby agrees and consents that, without limiting other methods of obtaining jurisdiction, personal jurisdiction over the Borrower in any such action or proceeding may be obtained within or without the jurisdiction of any court located in the Commonwealth of Massachusetts and that any process or notice of motion or other application to any such court in connection with any such action or proceeding may be served upon the Borrower by registered or certified mail to or by personal service at the last known address of the Borrower, whether such address be within or without the jurisdiction of any such court.

         22. Executive Offices. The Borrower shall not (i) change the location of its chief executive offices or sole place of business from the location as of the date hereof or remove its books and records from such location, or (ii) change its name, identity or structure if, in either case, such change is prohibited by the Loan Agreement.

         23. Notices. Notices by Agent to the Borrower, to be effective, shall be in writing and shall be hand-delivered or sent by Federal Express, or other reputable national overnight courier service, or by postage pre-paid registered or certified mail, return receipt requested, addressed to the

Borrower at the address indicated above, with a copy in each instance to Stroock & Stroock & Lavan LLP, Attention: Mark A. Levy, Esq., at the address set forth in the Loan Agreement, and shall be deemed to have been duly given or made (a) when delivered if hand-delivered or sent by Federal Express, or other reputable national overnight courier service, or (b) when delivered if sent by registered or certified mail. Any communications by the Borrower to Agent may be given in any manner set forth in the immediately preceding sentence, with a copy to Riemer & Braunstein LLP, Attention: Kevin J. Lyons, Esq., to the addresses set forth in the Loan Agreement.

         24. Entire Understanding. Agent acknowledges that this Pledge Agreement, the Note and the other Loan Documents and Security Documents set forth the entire agreement and understanding of Agent and the Borrower with respect to the Loan and that no oral or other agreements, understanding, representation or warranties exist with respect to the Loan, other than those set forth in this Pledge Agreement, the Note and the other Loan Documents.

         25. Counterpart Signatures. This Pledge Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

         26. Governing Law. This Pledge Agreement and the rights and obligations of the parties hereunder shall in all respects be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to principles of conflicts of law, except insofar as formation of the Borrower under Delaware law requires Delaware law to apply with respect to matters of authorization to enter into the transaction contemplated by this Pledge Agreement. In addition, the fact that portions of the Loan Documents may include provisions drafted to conform to the law of the Commonwealth of Pennsylvania is not intended, nor shall it be deemed, in any way to derogate the parties' choice of law as set forth herein. Agent or any Lender may enforce its rights hereunder and under the other Loan Documents, including, but not limited to, its rights to sue Borrower or to collect any outstanding indebtedness in accordance with applicable law. It is understood and agreed that this Pledge Agreement, and all of the other Loan Documents, were negotiated, executed and delivered in the Commonwealth of Massachusetts which Commonwealth the parties agree has a substantial relationship to the parties and to the underlying transactions embodied by the Loan Documents.



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                                      -11-

         IN WITNESS WHEREOF, the undersigned have caused this Pledge Agreement to be duly executed and delivered as an instrument under seal as of the date first above written.



BORROWER:                CEDAR SHOPPING CENTERS PARTNERSHIP, L.P.,
                         a Delaware limited partnership

                         By: Cedar Shopping Centers, Inc.,
                             its general partner



                             By:    ______________________________
                             Name:  ______________________________
                             Title: ______________________________




 AGENT:                  FLEET NATIONAL BANK,
                         a national banking association


                             By:    ______________________________
                             Name:  James L. Keough
                             Title: Director





                                      -12-